UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2024

BIOATLA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39787	85-1922320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11085 Torreyana Road
San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 858 558-0708

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BCAB	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 22, 2024, the board of directors (the “Board”) of BioAtla, Inc. (the “Company”) approved and adopted an amendment and restatement of the Company’s Amended and Restated Bylaws (the “Bylaws”), which became immediately effective, and include, among other things, the following changes in Article I, Section 2 relating to advance notice requirements applicable to stockholder-submitted nominations and other business proposals (the “Advance Notice Bylaw”):

•
remove the requirement for a Proposing Person (as defined in the Advance Notice Bylaw) to disclose any knowledge that another person or entity is Acting in Concert (as defined in the Advance Notice Bylaw) in describing the material terms of any agreement, arrangement or understanding entered into for the purpose of acquiring, holding, disposing or voting shares of the Company’s stock;
•
clarify that a stockholder’s notice required by the Advance Notice Bylaw must disclose the names, addresses and Company stock ownership of record and beneficial owners known by any of the Proposing Persons to be providing financial support or meaningful assistance in furtherance of such nominations or other business proposals;
•
clarify that a stockholder providing a Timely Notice (as defined in the Advance Notice Bylaw) may cure any deficiency or inaccuracy therein on or prior to the last day stockholders may deliver such a Timely Notice;
•
remove the requirement that the stockholder providing the Timely Notice respond to the Company within seven (7) business days of the Company requesting the stockholder to demonstrate the accuracy of the information submitted pursuant to the Advance Notice Bylaw;
•
remove the requirement that a Proposing Person or the proposed nominee or any stockholder to submit such other information as may be reasonably requested by the Company;
•
remove the requirement that any proposed nominee submit to interviews; and
•
modify the definitions of “Acting in Concert” “Associated Person” and “principal competitor.”

The Amended and Restated Bylaws also incorporate ministerial, clarifying and conforming changes. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Amended and Restated Bylaws of BioAtla, Inc. (as amended and restated on April 22, 2024).
104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioAtla, Inc.

Date:	April 24, 2024	By:	/s/ Richard Waldron
Richard Waldron Chief Financial Officer